UAL 4Q22/FY22 Earnings Call January 18, 2023 Exhibit 99.3

2 Forward-Looking Statements and Non-GAAP Financial Information This presentation contains statements about United Airlines Holdings, Inc.'s (the "Company”) future financial position, results of operations, market position, capacity, fleet, product development and business strategy that constitute “forward-looking statements” for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, the adverse impacts of the ongoing COVID-19 global pandemic, including the gradual return of business travel demand to pre-COVID-19 levels; the execution risks associated with our United Next plan; the impact on the Company of significant operational challenges by third parties on which we rely; inflationary pressures; potential labor and supply chain shortages affecting us and our partners; volatile fuel prices; aircraft delivery delays; the closure of our flying airspace and termination of other operations due to regional conflicts, including the continuation of the suspension of our overflying in Russian airspace as well as third-party general sales agent services in Russia as a result of the Russia-Ukraine military conflict and an escalation of the broader economic consequences of the conflict beyond their current scope; and changes in general economic conditions in the markets in which the Company operates, including an economic downturn leading to a decrease in demand for air travel or fluctuations in foreign currency exchange rates that may impact international travel demand. These and other important factors are discussed in the Company's most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission's website, on the Company's website or from United Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and internal data included herein are presented only as of the date hereof. Except as otherwise required by applicable law or regulation, the Company undertakes no obligation to publicly update or revise any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company's financial results both including and excluding the adjusted items and believes that the non-GAAP financial measures presented portray the results of the Company's baseline performance, supplement or enhance management's, analysts' and investors' overall understanding of the Company's underlying financial performance and trends and facilitate comparisons among current, past and future periods. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures is available on our website at https://ir.united.com/financial-performance/earnings-releases. Also note that a reconciliation of forward-looking non-GAAP measures is not provided because the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the Company's control or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

The post-pandemic airline industry

Demand environment	Cost convergence/ Supply constraints	Unprecedented opportunity
Demand is different, but we expect demand to grow at least to 2019 levels of industry revenue/GDP	Cost convergence and supply challenges may drive structurally higher industry margins	United took truly unique steps to turn the crisis into an opportunity

Adjusted pre-tax margin[1] targets of ~9% in 2023 and ~14% in 2026 are based on demand[2] returning to 2019 levels

[1] Non-GAAP measure; refer to "Forward-Looking Statements and Non-GAAP Financial Information"
[2] Refers to the relationship of industry revenue to GDP

UNITED 3

4 Expect revenue to GDP relationship to recover to at least 2019 levels ▪ 2023 nominal GDP expected to be up ~24% versus 2019 ▪ United achieved adjusted pre-tax margin2 target of 9% ahead of schedule in 2H22 2022E2021 0.54% 202020192001-2010 2011-20181990-2000 0.30% 0.45% 0.49% 0.19% 2023E 0.71% 0.49% 0.49% Industry domestic revenue as % of GDP1 1 Data sourced from Department of Transportation and internal outlook; 2 Adjusted pre-tax margin of 8.9%; non-GAAP measure; refer to “Forward-Looking Statements and Non-GAAP Financial Information” and “United Airlines Holdings, Inc. Reconciliation of Certain GAAP to Certain Non-GAAP Measures” Implies ~15% revenue growth YOY Cost convergence may drive industry revenues back to prior, higher levels of revenue/GDP

Current industry capacity outlook for 2023 is unachievable, similar to 2022[1]

Multiple constraints restricting industry capacity

Pilot shortage continues[2]



2,000
8,000
6,600
Demand
Supply
Other
UAL, DAL, AAL, LUV

United plans to hire 2,500 pilots in 2023, with no training capacity constraints

Sick calls elevated[3]



~19%
2H19
2H22

Industry needs to plan to new normal to have adequate staffing; United has

OEMs are behind

Airbus, Boeing Aircraft Delivery Delays Slow Airline Recovery

CFM struggles to pull Leap deliveries back on track, as supply chain woes persist

Airbus CEO says supply chain still 'very complex'

Industry experiencing OEM delivery delays; planes will be late

Many airlines and ATC have outgrown tech infrastructure

"We've talked a little bit over the last year about the need to modernize the operation and invest. This is why. We can't be our size and scope and have a lack of tools. So, you'll be hearing even more about how we invest to fix the issues that confront us as ***an airline." –*** airline CEO

Airlines have underinvested in their systems; United has a large head start

[1] Initial outlooks reflect FY22 capacity guidance from December 2021 through May 2022 in which the industry missed initial guidance by estimated ~7 pts on average; [2] Demand figures include U.S. airlines UAL, DAL, AAL, LUV, ALK, JBLU, SAVE and ULCC based on carrier commentary, supply figure estimated based on average Airline Transport Pilot License issuance 2015-2019; [3] Sick rates reflect United frontline employee sick rates for 2H19 and 2H22

UNITED 5

6 High cancellations are proof of the real-world constraints on growth 1 Figures sourced from internal data for United and masFlight for other airlines for Dec. 21 through Dec. 31, 2022 for Holiday category and Jan. 1 through Jan. 15, 2023 (mainline only where applicable) for Early January category; weather impact based on FAA ASPM Weather data and domestic airports with customer travel waivers in effect ASWN AANK F9 DL B6UA 39% 16% 12% 10% 7% 5% 4% 3% H o lid a y 1 NK F9 ASWN UA 2% 2% 3% 2% 2% 1% B6 1% DL 1% AA E a rl y J a n u a ry 1 % of flights at weather impacted airports 24% 22% 18% 24% 23% 27% 20% 19% % of flights at weather impacted airports 11% 12% 12% 11% 11% 13% 18% 19% The air traffic system is stressed and cannot handle the growth and pre-pandemic utilization… High cancellation rates will be a leading indicator of industry capacity cuts …but United was ready, absorbing external impacts and quickly recovering after irregular operations ✓ Significant technology investments before, and during, pandemic ✓ Staffed with 5-10% buffers ✓ Added spare aircraft ✓ Reduced aircraft utilization Flight Cancellations

Global long-haul margins expected to grow in 2023 with industry capacity reset to 2019 levels

United was the only major airline[1] to not retire widebody ***aircraft or downgrade pilots during the pandemic…***



Widebody fleet count
YE22E vs. YE19
+12%
(9%)
(5%)
Network peers[1]
Leading global airlines[1]

…and is now set up to take advantage of strong market fundamentals



~20%
1%
36%
Atlantic GDP Growth (2023E vs 2019)[2]
Industry Atlantic Capacity (2023E vs 2019)[3]
Atlantic Capacity Growth (2023E vs 2019)[3]

United will lean into global long-haul in 2023 – consistent with plans since early days of the pandemic

[1] Network peers includes American and Delta; leading global airlines includes Emirates, Qatar, British Airways, Cathay Pacific, Lufthansa, Air France/KLM, Singapore Airlines, Air Canada, Air China and Turkish Airlines; [2] Average of US and Atlantic GDP Growth, weighted by July 2023 industry nonstop capacity – source: SP Global/Diio; [3] USA to Atlantic Markets July 2023 vs July 2019 (2019 baseline adjusted to include suspended India flying) – source: Diio

UNITED 7

United invested when others did not

Infrastructure / Technology

- Additional buffers in the schedule
- Significant improvements and investments in crew scheduling tools and capability
- Airport operations
  - Planning 40 new mainline gates at high growth hubs (e.g. Denver, Newark) vs. 2019
  - First of its kind baggage system in Houston
- Customer service
  - Agent On Demand, mobile app
  - Increased hub United Club space by 48%

People

- Only airline in the world to keep all pilots current and in their position
- Hired over 18,000 team members in 2022 and staffing at higher levels to ensure a reliable operation
- Launched Calibrate (maintenance) and Aviate Academy (pilots) training programs
- Expanded Denver Flight Training Center, adding 14 net new simulators
- Expanded Inflight Training Center

Aircraft

- Orderbook in place for the next ~10 years to address known retirement needs and provides flexibility to match desired growth
- Boeing and Airbus production is sold out, restricting carriers from receiving new deliveries until later in the decade

United is uniquely prepared for the post-pandemic operating environment

UNITED 8

Inflation higher for all airlines, including United


FY22E CASM-ex[1]
vs. 2019 %
29%
22%
20%
19%
18%
15%
14%
12%
spirit
jetBlue


Industry domestic revenue as % of GDP
0.71%
0.54%
0.49%
0.49%
0.45%
+?
1990-2000
2001-2010
2011-2018
2019
2022E
Future

Every basis point of improvement is ~1 point of margin[2]

Our baseline forecast assumes relationship returns to ~0.49%, but we believe industry setup provides significant upside

Cost convergence and supply challenges generally function like fuel prices and can drive revenue above 2019 GDP relationship

[1] Non-GAAP measure; refer to "Forward-Looking Statements and Non-GAAP Financial Information"; FY22E for other airlines, excluding DAL, reflect actuals 1Q22 through 3Q22 and include estimate for 4Q22 based on midpoint of carrier fourth quarter guidance; CASM-ex figures reflect carrier-defined figures and may not be comparable due to possible differences in method and in the items being adjusted; [2] Approximate impact based on historical relationship, holding all variables, including cost, constant

UNITED 9

Favorable macroenvironment for all airlines – **United's investments give us a strong head start**

Supply/Demand

- Domestic revenue to GDP expected to be at 2019 levels, at least
- Global long-haul environment looks particularly strong
- Industry capacity plans expected to be slower than advertised...once again

Financial

- Cost convergence between airline business models expected to continue
- Industry inflation also impacts United; however, like fuel, leads to higher revenue
- United able to achieve margin targets[1] with demand[2] at 2019 levels

Operations

- Our systems and people are clearly demonstrating our ability to operate successfully in this challenging environment
- United's investments during the pandemic were unique and positioned us to lead

Expect ~9% adjusted pre-tax margin[1] in 2023, and ~14% in 2026

[1] Non-GAAP measure; refer to "Forward-Looking Statements and Non-GAAP Financial Information"
[2] Refers to the relationship of industry revenue to GDP

UNITED 10

These structural factors underpin our confidence in achieving FY23 guidance

Guidance	1Q23	FY23
ASMs YOY	~20%	High teens
Total revenue YOY	~50%	High teens
TRASM YOY	~25%	~Flat
CASM-ex[1] YOY	(3%)-(4%)[2]	~Flat[2]
Average fuel price per gallon[3]	$3.19	$2.85-$2.90
Adjusted pre-tax margin[1]	~3%	~9%
Adjusted diluted earnings per share[1]	$0.50-$1.00	$10-$12
Adjusted net debt[1] to adjusted EBITDAR[1]		<3.0x
Adjusted capital expenditures[1]		~$8.5B

We expect $10 to $12 in adjusted diluted EPS[1] in FY23, and are on-track to achieve our 2023 leverage target

[1] Non-GAAP measure; refer to "Forward-Looking Statements and Non-GAAP Financial Information"; [2] Includes ~1 pt in 1Q23 and ~4.5 pts in FY23 for the estimated CASM-ex impact and timing of new contracts with ALPA (pilots), IBT (technicians), IAM (airport employees), and AFA (flight attendants); any impact associated with any potential signing bonus is not included; [3] Based on Jet A forward curve as of January 10, 2023

UNITED 11

Appendix

13 United Airlines Holdings, Inc. Reconciliation of Certain GAAP to Certain Non- GAAP Measures First Half Second Half Full Year (in millions) 2022 2022 2022 Total operating revenue $19,678 $25,277 $44,955 Pre-tax income (loss) (GAAP) (1,293) 2,283 990 Adjusted to exclude: Special charges (credits) 104 36 140 Unrealized (gains) losses on investments, net 40 (60) (20) Debt extinguishment and modification fees 7 - 7 Adjusted pre-tax income (loss) (Non-GAAP) ($1,142) $2,259 $1,117 Pre-tax margin (6.6%) 9.0% 2.2% Adjusted pre-tax margin (Non-GAAP) (5.8%) 8.9% 2.5% UNITED AIRLINES HOLDINGS, INC. NON-GAAP FINANCIAL INFORMATION UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and non-GAAP financial measures, including adjusted pre-tax income (loss) and adjusted pre-tax margin, among others. The non-GAAP financial measures are provided as supplemental information to the financial measures presented that are calculated and presented in accordance with GAAP and are presented because management believes that they supplement or enhance management's, analysts' and investors' overall understanding of the company's underlying financial performance and trends and facilitate comparisons among current, past and future periods. Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

14 United Airlines Holdings, Inc. Reconciliation of Certain GAAP to Certain Non- GAAP Measures, continued UNITED AIRLINES HOLDINGS, INC. NON-GAAP FINANCIAL INFORMATION CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges (credits), third-party business expenses, fuel expense and profit sharing. UAL believes that adjusting for special charges (credits) is useful to investors because special charges (credits) are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, flight academy, ground handling and catering services for third parties, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel expense from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because it believes that this exclusion allows investors to better understand and analyze UAL's operating cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Year Ended December 31, % Increase/ (Decrease) 2022 vs. 20192022 2019 Cost per available seat mile (CASM) (GAAP) 17.19 13.67 25.7 Fuel expense 5.29 3.14 Profit sharing 0.06 0.17 Third-party business expenses 0.06 0.06 Special charges (credits) 0.05 0.09 CASM-ex (Non-GAAP) 11.73 10.21 14.9